UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
___________________________________

Date of Report (Date of earliest event reported): April 1, 2016

CVR PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35120 (Commission File Number)	56-2677689 (I.R.S. Employer Identification Number)
2277 Plaza Drive, Suite 500 Sugar Land, Texas 77479 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 207-3200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K filed by CVR Partners, LP (the “Partnership”) on April 7, 2016 (the “Initial Report”). The Initial Report is being amended by this Form 8-K/A to include the audited and unaudited financial statements and other information required by Item 9.01 of Form 8-K. No other amendments to the Initial Report are being made by this Form 8-K/A.

Item 9.01    Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired.

The audited consolidated balance sheets as of December 31, 2015 and 2014 and the related consolidated statements of operations, comprehensive income (loss), partners' capital (deficit) and cash flows of Rentech Nitrogen Partners, L.P. and its subsidiaries for each of the three years in the period ended December 31, 2015, the related notes thereto, and the Independent Auditors Report issued by PricewaterhouseCoopers LLP, which are filed as Exhibit 99.1 hereto are herein incorporated by reference.

(b)    Unaudited Pro Forma Condensed Combined Financial Information.

The unaudited pro forma condensed combined balance sheet of the Partnership as of December 31, 2015, and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2015 and the related notes thereto, which are filed as Exhibit 99.2 hereto and are herein incorporated by reference.

(d)    Exhibits.

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm for Rentech Nitrogen Partners, L.P.
99.1
Audited consolidated balance sheets as of December 31, 2015 and 2014 and the related consolidated statements of operations, comprehensive income (loss), partners' capital (deficit) and cash flows of Rentech Nitrogen Partners, L.P. and its subsidiaries for each of the three years in the period ended December 31, 2015 and the related notes thereto

99.2
Unaudited pro forma condensed combined balance sheet of CVR Partners, LP as of December 31, 2015, which gives effect to the merger as if it had occurred on December 31, 2015, and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2015 and the related notes thereto, which give effect to the merger as if it had occurred on January 1, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 29, 2016

CVR Partners, LP
By: CVR GP, LLC, its general partner

By:	/s/ Susan M. Ball
Susan M. Ball
Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm for Rentech Nitrogen Partners, L.P.
99.1
Audited consolidated balance sheets as of December 31, 2015 and 2014 and the related consolidated statements of operations, comprehensive income (loss), partners' capital (deficit) and cash flows of Rentech Nitrogen Partners, L.P. and its subsidiaries for each of the three years in the period ended December 31, 2015 and the related notes thereto

99.2
Unaudited pro forma condensed combined balance sheet of CVR Partners, LP as of December 31, 2015, which gives effect to the merger as if it had occurred on December 31, 2015, and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2015 and the related notes thereto, which give effect to the merger as if it had occurred on January 1, 2015